Exhibit 99.1

Clearwater Analytics Announces Second Quarter 2022 Financial Results

Record Quarterly Revenue of $73.4 Million

Second Quarter Revenue Up 21% Year-Over-Year

14 Consecutive Quarters of 98% Gross Revenue Retention

Operating Cash Flow Generation of $18.3 Million in the Quarter

BOISE, Idaho — August 3, 2022 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), an industry-leading SaaS solution for automated investment data aggregation, reconciliation, accounting, and reporting, announced today its financial results for the quarter ended June 30, 2022.

“Clearwater Analytics posted another strong quarter and continues to grow by adding marquee new clients across the globe. For both new and existing clients, efficient operations and a deep understanding of investment risk and compliance are critical business functions that make Clearwater Analytics a mission-critical partner,” said Sandeep Sahai, Chief Executive Officer. “We continue to win clients and displace our competitors, reflecting the strength and value that our next-generation technology offers. Now more than ever, our clients rely on Clearwater Analytics to help them navigate through the ebbs and flows of market uncertainty with daily intelligence that informs their investments in new securities and strategies.”

Second Quarter 2022 Financial Results Summary

•
Revenue: Total revenue for the second quarter of 2022 reached $73.4 million, an increase of 20.6%, from $60.9 million in the second quarter of 2021.
•
Gross Profit: Gross profit for the second quarter of 2022 was $52.5 million, compared with $45.3 million in the second quarter of 2021. Non-GAAP gross profit for the second quarter of 2022 was $55.6 million, which equates to a 75.7% non-GAAP gross margin.
•
Net Income/(Loss): Net loss for the second quarter of 2022 was $2.2 million compared with net loss of $0.2 million in the second quarter of 2021. In the second quarter of 2022, the Company recorded a $3.1 million expense related to its Tax Receivable Agreement. Non-GAAP net income for the second quarter of 2022 increased by 119% to $13.3 million from $6.1 million in the second quarter of 2021.
•
Adjusted EBITDA: Adjusted EBITDA for the second quarter of 2022 was $19.1 million, compared with $17.4 million in the second quarter of 2021. Adjusted EBITDA margin for the second quarter of 2022 was 26.0% reflecting the Company’s ability to balance incremental investments in sales and marketing and research and development with earnings in the quarter.
•
Cash Flows: Operating cash flows for the second quarter were $18.3 million and free cash flows were $16.5 million reflecting an 87% conversion of Adjusted EBITDA to free cash flow.
•
Net Income/(Loss) Per Share and Non-GAAP Net Income Per Share attributable to Clearwater Analytics Holdings, Inc.: Net loss per basic and diluted share was $0.01 and non-GAAP net income per diluted share was $0.05 in the second quarter of 2022.
•
Cash: Cash, cash equivalents and short-term investments were $281.6 million as of June 30, 2022.

Second Quarter 2022 Key Metrics Summary

•
Annualized Recurring Revenue: As of June 30, 2022, annualized recurring revenue (“ARR”) reached $290.4 million, an increase of 18.5% from $245.0 million as of June 30, 2021.

ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the number of days in the month and multiplying by 365.

•
Gross Revenue Retention Rate: As of June 30, 2022, the gross revenue retention rate was 98%. The Company has reported a gross revenue retention rate of 98% for fourteen consecutive quarters.

Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.

•
Net Revenue Retention Rate: As of June 30, 2022, the net revenue retention rate was 104% which is a decline from 107% as of March 31, 2022. With the unusual market conditions of the equity markets and fixed income securities having both fallen in concert, the Company saw a 3% decline in the net revenue retention rate in the second quarter.

Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.

Recent Business Highlights

•
As another example of high growth businesses needing timely and accurate investment accounting, Sutton RE, a proven provider of specialized reinsurance solutions across the globe, selected Clearwater Analytics’ best-in-class technology to manage their operations across more than $29 billion assets under management spanning a diverse and complex portfolio of investments.
•
Clearwater Analytics added its first public pension fund client, the Public Employee Retirement System of Idaho (“PERSI”) which manages more than $23 billion in assets, to its SaaS platform to provide data aggregation and reporting for the 850 employer organizations and more than 170,000 individuals served in the State of Idaho by PERSI.
•
One of Asia’s leading non-life insurance brands, MSIG, with a presence in 50 countries and regions globally, selected Clearwater Analytics to support its transformation strategy. MSIG’s Asia headquarters along with its business units in Hong Kong, Malaysia and Thailand will standardize their operating model, and adopt Clearwater Analytics for a consolidated view of data, analytics, accounting, regulatory, and operational reporting.
•
Clearwater Analytics hosted its European Clearwater Connect conference in London. More than 100 current and prospective Clearwater Analytics users seized the opportunity to significantly enhance their knowledge of the world’s most comprehensive investment accounting solution.
•
Clearwater Analytics continues to receive industry recognition for its innovative investment accounting solution. In the second quarter of 2022, it was honored with the IASA Solution Provider of the Year award and the FTF News Award for best client reporting solution for the second consecutive year.

Third Quarter and Full-Year 2022 Guidance

	Third Quarter 2022	Full Year 2022
Revenue	$74.5 million to $75 million	$298 million to $300 million
Year-over-Year Growth %	~16%	~19%
Adjusted EBITDA	$19 million to $19.5 million	$79 million to $81 million

Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with Securities and Exchange Commission (the “SEC”) rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.

Conference Call Details

Clearwater Analytics will hold a conference call and webcast on August 3, 2022, at 5:00 p.m. Eastern time to discuss second quarter 2022 financial results, provide a general business update, and respond to analyst questions.

A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.

If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.

About Clearwater Analytics

Clearwater Analytics is a global industry-leading SaaS solution for automated investment data aggregation, reconciliation, accounting, compliance, risk, performance, and reporting. Each day, the Clearwater solution reports on more than $5.9 trillion in assets for clients that include leading insurers, asset managers, corporations, pension plans, governments, and nonprofit organizations – helping them make the most of their investment portfolio data with a world-class product and client-centric servicing. Investment professionals around the globe trust Clearwater to deliver timely, validated investment data and analytics. Additional information about Clearwater can be found at clearwateranalytics.com, LinkedIn, and Twitter.

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Investor Contact:
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com

Media Contact:
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com

Use of non-GAAP Information

This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per diluted share and free cash flow.

The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.

The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per diluted share and free cash flow, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

Use of Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and competitors in its industry, the possibility that market volatility, a downturn in economic conditions or other factors may cause negative trends or fluctuations in the value of the assets on the Company’s platform, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 16, 2022, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.

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Clearwater Analytics Holdings, Inc.

Consolidated Balance Sheets

(In thousands, except share amounts and per share amounts, unaudited)

	June 30	December 31
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$278,646	$254,597
Short-term investments	3,000	—
Accounts receivable, net	55,593	50,190
Prepaid expenses and other current assets	17,223	16,551
Total current assets	354,462	321,338
Property and equipment, net	12,613	10,738
Operating lease right-of-use assets, net	21,583	—
Deferred contract costs, non-current	5,572	5,687
Debt issuance costs - line of credit	826	922
Other non-current assets	5,589	5,670
Total assets	$400,645	$344,355
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$891	$1,416
Accrued expenses and other current liabilities	20,916	27,032
Notes payable, current portion	2,750	2,750
Operating lease liability, current portion	5,185	—
Total current liabilities	29,742	31,198
Notes payable, less current maturities and unamortized debt issuance costs	49,824	51,157
Operating lease liability, less current portion	17,789	—
Tax receivable agreement liability	3,100	—
Other long-term liabilities	965	132
Total liabilities	101,420	82,487
Stockholders' Equity
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 57,660,081 shares issued and outstanding as of June 30, 2022, 47,948,888 shares issued and outstanding as of December 31, 2021	58	48
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 2,696,785 shares issued and outstanding as of June 30, 2022, 11,151,110 shares issued and outstanding as of December 31, 2021	3	11
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 47,377,587 shares issued and outstanding at June 30, 2022 and December 31, 2021	47	47
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 130,083,755 shares issued and outstanding at June 30, 2022 and December 31, 2021	130	130
Additional paid-in-capital	420,123	388,591
Accumulated other comprehensive loss	(1,012)	(34)
Accumulated Deficit	(183,198)	(191,926)
Total stockholders' equity attributable to Clearwater Analytics Holdings, Inc.	236,151	196,867
Non-controlling interests	63,074	65,001
Total stockholders' equity	299,225	261,868
Total liabilities and Stockholders' Equity	$400,645	$344,355

Clearwater Analytics Holdings, Inc.

Consolidated Statements of Operations

(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$73,409	$60,876	$144,187	$117,770
Cost of revenue(2)	20,919	15,576	42,091	29,898
Gross profit	52,490	45,300	102,096	87,872
Operating expenses:
Research and development(2)	22,836	16,740	44,130	32,576
Sales and marketing(2)	13,074	8,814	25,067	16,025
General and administrative(2)	15,453	11,184	30,493	18,727
Total operating expenses	51,363	36,738	99,690	67,328
Income from operations	1,127	8,562	2,406	20,544
Interest expense, net	403	8,510	832	16,959
Tax receivable agreement expense	3,100	—	3,100	—
Other (income) expense, net	(444)	(13)	(359)	65
Income (loss) before provision for income taxes	(1,932)	65	(1,167)	3,520
Provision for income taxes	298	276	535	320
Net income (loss)	(2,230)	(211)	(1,702)	3,200
Less: Net income attributable to non-controlling interests	198	—	329	—
Net loss attributable to Clearwater Analytics Holdings, Inc.	$(2,428)	$—	$(2,031)	$—

Net loss per share attributable to Class A and Class D common stock(1):
Basic and diluted	$(0.01)	NMF	$(0.01)	NMF

Weighted average shares of Class A and Class D common stock outstanding:
Basic	185,781,262	NMF	182,085,548	NMF
Diluted	237,545,574	NMF	237,213,366	NMF

NMF - not meaningful

(1) Basic and diluted net loss per share of Class A and Class D common stock is applicable only for the periods after the IPO and related transactions.

(2) Amounts include equity-based compensation as follows:

Cost of revenue	$2,376	$749	$4,687	$1,272
Operating expenses:
Research and development	4,565	2,034	8,870	3,686
Sales and marketing	3,215	1,295	6,511	2,127
General and administrative	6,035	2,613	11,999	4,471
Total equity-based compensation expense	$16,191	$6,691	$32,067	$11,556

Clearwater Analytics Holdings, Inc.

Consolidated Statements of Cash Flows

(In thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income (loss)	$(2,230)	$(211)	$(1,702)	$3,200
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,159	735	2,118	1,412
Noncash operating lease cost	1,794	—	3,334	—
Equity-based compensation	16,191	6,691	32,067	11,556
Change in tax receivable liability	3,100	—	3,100	—
Amortization of deferred contract acquisition costs	1,103	784	2,067	1,511
Amortization of debt issuance costs, included in interest expense	69	504	138	974
Deferred tax benefit	(508)	—	(484)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(2,414)	(3,599)	(5,403)	(12,193)
Prepaid expenses and other assets	1,169	(963)	55	(11,433)
Deferred commissions	(1,304)	(886)	(2,115)	(1,245)
Accounts payable	(76)	626	(421)	50
Accrued expenses and other liabilities	192	3,714	(7,130)	(4,805)
Accrued sales tax liability	8	(5,379)	(457)	(5,379)
Net cash provided by (used in) operating activities	18,253	2,016	25,167	(16,352)
INVESTING ACTIVITIES
Purchases of property and equipment	(1,742)	(921)	(3,968)	(2,231)
Purchase of short-term investments	(3,000)	—	(3,000)	—
Net cash used in investing activities	(4,742)	(921)	(6,968)	(2,231)
FINANCING ACTIVITIES
Proceeds from issuance of common units	—	—	—	1,560
Proceeds from exercise of options	771	251	6,384	251
Minimum tax withholding paid on behalf of employees for net unit settlement	—	—	—	(587)
Repurchase of common units	—	—	—	(626)
Repayments of borrowings	(688)	(770)	(1,375)	(1,539)
Proceeds from employee stock purchase plan	2,401	—	2,401	—
Payment of costs associated with the IPO	—	(400)	(214)	(400)
Net cash provided by (used in) financing activities	2,484	(919)	7,196	(1,341)
Effect of exchange rate changes on cash and cash equivalents	(1,023)	(83)	(1,346)	(133)
Net change in cash and cash equivalents during the period	14,972	93	24,049	(20,057)
Cash and cash equivalents, beginning of period	263,674	40,938	254,597	61,088
Cash and cash equivalents, end of period	$278,646	$41,031	$278,646	$41,031
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$347	$7,907	$615	$15,769
Cash paid for income taxes	$115	$—	$486	$57
NON-CASH INVESTING AND FINANCING ACTIVITIES
Direct costs incurred with the IPO included in other assets and accrued expenses	$—	$1,172	$—	$1,172
Tax distributions to unitholders included in accrued expenses	$976	$—	$976	$—

Clearwater Analytics Holdings, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(In thousands, unaudited)

	Three Months Ended June 30,
	2022		2021
Net income (loss)	$(2,230)	(3%)	$(211)	(0%)
Adjustments:
Interest expense, net	403	1%	8,510	14%
Depreciation and amortization	1,159	2%	735	1%
Equity-based compensation	16,191	22%	6,691	11%
Tax receivable agreement expense	3,100	4%	—	0%
Other expenses(1)	451	1%	1,682	3%
Adjusted EBITDA	19,074	26%	17,407	29%
Revenue	$73,409	100%	$60,876	100%

	Six Months Ended June 30,
	2022		2021
Net income (loss)	$(1,702)	(1%)	$3,200	3%
Adjustments:
Interest expense, net	832	1%	16,959	14%
Depreciation and amortization	2,118	1%	1,412	1%
Equity-based compensation	32,067	22%	11,556	10%
Tax receivable agreement	3,100	2%	—	0%
Other expenses(1)	1,522	1%	2,394	2%
Adjusted EBITDA	37,937	26%	35,521	30%
Revenue	$144,187	100%	$117,770	100%

(1) Other expenses includes management fees to our investors, income taxes, foreign exchange gains and losses and other expenses that are not reflective of our core operating performance including the costs to set up our Up-C structure and Tax Receivable Agreement.

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Up-C structure expenses	$—	$926	$158	$926
Management fees and reimbursed expenses	597	493	1,188	1,083
Provision for income tax expense	298	276	535	320
Miscellaneous	(444)	(13)	(359)	65
Total other expenses	$451	$1,682	$1,522	$2,394

Clearwater Analytics Holdings, Inc.

Reconciliation of Free Cash Flow

(In thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash provided by (used in) operating activities	$18,253	$2,016	$25,167	$(16,352)
Less: Purchases of property and equipment	1,742	921	3,968	2,231
Free Cash Flow	$16,511	$1,095	$21,199	$(18,583)

Clearwater Analytics Holdings, Inc.

Reconciliation of Non-GAAP Information

(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$73,409	$60,876	$144,187	$117,770

Gross profit	$52,490	$45,300	$102,096	$87,872
Adjustments:
Equity-based compensation	2,376	749	4,687	1,272
Depreciation and amortization	728	404	1,334	771
Gross profit, non-GAAP	$55,594	$46,453	$108,117	$89,915
As a percentage of revenue, non-GAAP	76%	76%	75%	76%

Cost of Revenue	$20,919	$15,576	$42,091	$29,898
Adjustments:
Equity-based compensation	2,376	749	4,687	1,272
Depreciation and amortization	728	404	1,334	771
Cost of revenue, non-GAAP	$17,815	$14,423	$36,070	$27,855
As a percentage of revenue, non-GAAP	24%	24%	25%	24%

Research and development	$22,836	$16,740	$44,130	$32,576
Adjustments:
Equity-based compensation	4,565	2,034	8,870	3,686
Depreciation and amortization	258	217	482	422
Research and development, non-GAAP	$18,013	$14,489	$34,778	$28,468
As a percentage of revenue, non-GAAP	25%	24%	24%	24%

Sales and marketing	$13,074	$8,814	$25,067	$16,025
Adjustments:
Equity-based compensation	3,215	1,295	6,511	2,127
Depreciation and amortization	66	63	132	120
Sales and marketing, non-GAAP	$9,793	$7,456	$18,424	$13,778
As a percentage of revenue, non-GAAP	13%	12%	13%	12%

General and administrative	$15,453	$11,184	$30,493	$18,727
Adjustments:
Equity-based compensation	6,035	2,613	11,999	4,471
Depreciation and amortization	107	51	170	99
Management fees and reimbursed expenses	597	493	1,188	1,083
Up-C structure expenses	—	926	158	926
General and administrative, non-GAAP	$8,714	$7,101	$16,978	$12,148
As a percentage of revenue, non-GAAP	12%	12%	12%	10%

Income from operations	$1,127	$8,562	$2,406	$20,544
Adjustments:
Equity-based compensation	16,191	6,691	32,067	11,556
Depreciation and amortization	1,159	735	2,118	1,412
Management fees and reimbursed expenses	597	493	1,188	1,083
Up-C structure expenses	—	926	158	926
Income from operations, non-GAAP	$19,074	$17,407	$37,937	$35,521
As a percentage of revenue, non-GAAP	26%	29%	26%	30%

Net income (loss)	$(2,230)	$(211)	$(1,702)	$3,200
Adjustments:
Equity-based compensation	16,191	6,691	32,067	11,556
Depreciation and amortization	1,159	735	2,118	1,412
Tax receivable agreement expense	3,100	—	3,100	—
Management fees and reimbursed expenses	597	493	1,188	1,083

Up-C structure expenses	—	926	158	926
Tax impacts of adjustments to net income(1)	(5,543)	(2,584)	(10,865)	(5,364)
Net income, non-GAAP	$13,274	$6,050	$26,064	$12,813
As a percentage of revenue, non-GAAP	18%	10%	18%	11%

Net income per share(2) - basic, non-GAAP	$0.07	NMF	$0.14	NMF
Net income per share(2) - diluted, non-GAAP	$0.05	NMF	$0.10	NMF

Weighted-average common shares outstanding - basic	185,781,262	NMF	182,085,548	NMF
Weighted-average common shares outstanding - diluted	254,338,870	NMF	253,780,420	NMF

NMF - not meaningful

(1) The estimated non-GAAP effective tax rate was 29% for the three and six months ended June 30, 2022 and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.

(2) Basic and diluted net income per share of Class A and Class D common stock is applicable only for the periods after the IPO and related transactions.